INTERIM OFFICER AGREEMENT THIS INTERIM OFFICER AGREEMENT (this “Agreement”) is made and entered into as of March 20, 2023 (the “Effective Date”), by and between CAROLINA MARTINEZ (the “Executive”) and BETTER CHOICE COMPANY INC., a Delaware corporation (the “Company”). RECITALS WHEREAS, the Company desires to retain the services of Executive on the terms and conditions set forth herein; and WHEREAS, the Executive desires to provide the services described herein to Company on such terms and conditions. NOW, THEREFORE, in consideration of the mutual covenants, promises and obligations set forth herein, the parties agree as follows: 1. Term. The term of this Agreement shall begin on April 3, 2023 and shall continue until terminated as provided in the Engagement Agreement, as hereinafter defined. The period during which the Executive is providing services with the Company hereunder is hereinafter referred to as the “Term.” 2. Duties. During the Term, the Executive shall serve as the interim Chief Financial Officer of the Company, as well as the Company’s Interim Secretary and Treasurer, and shall devote sufficient time and attention to the performance of the Executive’s duties hereunder and will not engage in any other business, profession or occupation for compensation or otherwise which would conflict or interfere with the performance of such services either directly or indirectly without the prior written consent of the Company; provided, however, that the Company acknowledges and agrees that the Executive may continue to work with ONE10 Advisors, LLC, and its affiliates (collectively, “ONE10”), which entities the Company has retained to provide services to the Company, including, but not limited to, allowing the Executive to provide the services hereunder, pursuant to that certain agreement entered into between ONE10 and the Company dated March 13, 2023 (the “Engagement Agreement”). 3. Place of Performance. The principal place of Executive’s services provided hereunder shall be the Company’s office currently located in Oldsmar, Florida, or may be provided remotely from Executive’s home or ONE10’s business office location. 4. Compensation. The Executive is providing the services hereunder as an employee of ONE10 and the compensation paid for the services hereunder are included in the total amount to be paid to ONE10 pursuant to the Engagement Agreement. 5. D&O Insurance; Indemnification. The Company hereby covenants and agrees that, during the Term and thereafter so long as Executive shall be subject to any possible claim or threatened, pending or completed proceeding, whether civil, criminal or investigative, by reason of Executive’s involvement with the Company, the Company shall obtain and maintain in full force and effect directors’ and officers’ liability insurance in commercially reasonable amounts from established and reputable insurers. The Company further covenants and agrees to hold Executive and ONE10 harmless and indemnify each from any possible claim or threatened, pending or completed proceeding, whether civil, criminal or investigative, resulting from Executive’s involvement with the Company so long as such claims or DocuSign Envelope ID: 13ED107D-0DAE-4EAE-AA48-4ED1B95D29A5

potential claims are not the result of fraudulent or reckless actions of the Executive. 6. Termination of Agreement. The Term and Executive’s services hereunder shall be governed by the terms of the Engagement Agreement. 7. Confidential Information. The Executive understands and acknowledges that during the Term, she will have access to and learn about Confidential Information, as defined below. 7.1. Confidential Information Defined. For purposes of this Agreement, “Confidential Information” includes, but is not limited to, all information not generally known to the public, in spoken, printed, electronic or any other form or medium, relating directly or indirectly to: business processes, practices, methods, policies, plans, publications, documents, research, operations, services, strategies, techniques, agreements, contracts, terms of agreements, transactions, potential transactions, negotiations, know-how, trade secrets, computer programs, computer software, databases, technology, inventions, formulae, discoveries, ideas, concepts, manuals, records, customer information, customer lists, client information, and client lists of the Company, or of any other person or entity that has entrusted information to the Company in confidence. The Executive understands that the above list is not exhaustive, and that Confidential Information also includes other information that is marked or otherwise identified as confidential or proprietary, or that would otherwise appear to a reasonable person to be confidential or proprietary in the context and circumstances in which the information is known or used. 7.2 Company Creation and Use of Confidential Information. The Executive understands and acknowledges that the Company has invested, and continues to invest, substantial time, money and specialized knowledge into developing its resources, creating a customer base, generating customer and potential customer lists, training its employees, and improving its offerings. The Executive understands and acknowledges that as a result of these efforts, the Company has created, and continues to use and create Confidential Information. This Confidential Information provides the Company with a competitive advantage over others in the marketplace. 7.3 Disclosure and Use Restrictions. The Executive agrees and covenants: (i) to treat all Confidential Information as strictly confidential; (ii) not to directly or indirectly disclose, publish, communicate or make available Confidential Information, or allow it to be disclosed, published, communicated or made available, in whole or part, to any entity or person whatsoever not having a need to know and authority to know and use the Confidential Information in connection with the business of the Company and, in any event, not to anyone outside of the direct employ of the Company except as required in the performance of the Executive’s authorized duties to the Company; and (iii) not to access or use any Confidential Information, and not to copy any documents, records, files, media or other resources containing any Confidential Information, or remove any such documents, records, files, media or other resources from the premises or control of the Company, except as required in the performance of the Executive’s authorized duties to the Company. Nothing herein shall be construed to prevent disclosure of Confidential Information as may be required by applicable law or regulation, or pursuant to the valid order of a court of DocuSign Envelope ID: 13ED107D-0DAE-4EAE-AA48-4ED1B95D29A5

competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation or order. The Executive shall promptly provide written notice of any such order to the Company. The Executive understands and acknowledges that her obligations under this Agreement with regard to any particular Confidential Information shall commence immediately upon the Executive first having access to such Confidential Information (whether before or after she begins working with the Company) and shall continue during and after her involvement with the Company until such time as such Confidential Information has become public knowledge other than as a result of the Executive’s breach of this Agreement or breach by those acting in concert with the Executive or on the Executive’s behalf. 8. Proprietary Rights. Executive acknowledges and agrees that all right, title, and interest in and to all writings, works of authorship, technology, inventions, discoveries, processes, techniques, methods, ideas, concepts, research, proposals, materials, and all other work product of any nature whatsoever, that are created, prepared, produced, authored, edited, amended, conceived, or reduced to practice by Executive individually or jointly with others during the Term and relate in any way to the business or contemplated business, products, activities, research, or development of the Company or result from any work performed by Executive for the Company (in each case, regardless of when or where prepared or whose equipment or other resources is used in preparing the same), all rights and claims related to the foregoing, and all printed, physical and electronic copies, and other tangible embodiments thereof (collectively, “Work Product”), as well as any and all rights in and to US and foreign (a) patents, patent disclosures and inventions (whether patentable or not), (b) trademarks, service marks, trade dress, trade names, logos, corporate names, and domain names, and other similar designations of source or origin, together with the goodwill symbolized by any of the foregoing, (c) copyrights and copyrightable works (including computer programs), and rights in data and databases, (d) trade secrets, know-how, and other confidential information, and (e) all other intellectual property rights, in each case whether registered or unregistered and including all registrations and applications for, and renewals and extensions of, such rights, all improvements thereto and all similar or equivalent rights or forms of protection in any part of the world (collectively, “Intellectual Property Rights”), shall be the sole and exclusive property of the Company. Executive acknowledges that, by reason of being employed by the Company at the relevant times, to the extent permitted by law, all of the Work Product consisting of copyrightable subject matter is “work made for hire” as defined in 17 U.S.C. § 101 and such copyrights are therefore owned by the Company. To the extent that the foregoing does not apply, Executive hereby irrevocably assigns to the Company, for no additional consideration, Executive’s entire right, title, and interest in and to all Work Product and Intellectual Property Rights therein, including the right to sue, counterclaim, and recover for all past, present, and future infringement, misappropriation, or dilution thereof, and all rights corresponding thereto throughout the world. Nothing contained in this Agreement shall be construed to reduce or limit the Company’s rights, title, or interest in any Work Product or Intellectual Property Rights so as to be less in any respect than that the Company would have had in the absence of this Agreement. . During and after the Term, Executive agrees to reasonably cooperate with the Company to (a) apply for, obtain, perfect, and transfer to the Company the Work Product as well as any and all Intellectual Property Rights in the Work Product in any jurisdiction in the world; and (b) maintain, protect and enforce the same, including, without limitation, giving testimony and executing and delivering to the Company any and all applications, oaths, declarations, affidavits, waivers, assignments, and other documents and instruments as shall be requested by the Company. Executive hereby irrevocably grants the Company power of attorney to execute and deliver any such documents on Executive’s behalf in his name and to do all other lawfully permitted acts to transfer the Work Product to the Company and further the transfer, prosecution, issuance, and maintenance of all Intellectual Property Rights therein, to the full extent DocuSign Envelope ID: 13ED107D-0DAE-4EAE-AA48-4ED1B95D29A5

permitted by law, if Executive does not promptly cooperate with the Company’s request (without limiting the rights the Company shall have in such circumstances by operation of law). The power of attorney is coupled with an interest and shall not be affected by Executive’s subsequent incapacity. Executive understands that this Agreement does not, and shall not be construed to, grant Executive any license or right of any nature with respect to any Work Product or Intellectual Property Rights or any Confidential Information, materials, software, or other tools made available to Executive by the Company. 9. Restrictive Covenants. 9.1. Non-Solicitation. Executive agrees that during the Executive’s employment during the Term and for a period of twelve (12) months following Executive’s termination for any reason (the “Restricted Period”), other than in connection with Executive’s duties under this Agreement, Executive has not, and shall not directly or indirectly, either as a principal, manager, agent, employee, consultant, officer, director, stockholder, partner, investor or lender or in any other capacity, and whether personally or through other persons: (a) solicit business from, attempt to conduct business with, or conduct business with any client, customer, or prospective client or customer of the Company (i) with whom the Company conducts or solicits business during Executive’s employment, and (ii) in the post-termination Restricted Period, with whom the Company conducted or solicited business within the final twelve (12) months prior to Executive’s termination, and who or which: (A) Executive contacted, called on, serviced, did business with, or had contact with during Executive’s employment or that Executive attempted to contact, call on, service, or do business with during Executive’s employment; or (B) that Executive became acquainted with or dealt with or had confidential information about, for any reason, as a result of Executive’s employment. This restriction applies only to business that is in the scope of services or products provided by the Company; or (b) hire, solicit for employment or retention, induce or encourage to leave the employment of the Company, or otherwise cease their employment or other relationship with the Company, on behalf of itself or any other individual or entity, any employee, independent contractor or any former employee or independent contractor of the Company whose employment or contractor relationship ceased less than twelve (12) months earlier. 9.2 Non-Disparagement. During Executive’s employment with the Company and any time thereafter, Executive shall not make, publish, or otherwise transmit any false, disparaging or defamatory statements, whether written or oral, regarding the Company and any of its employees, executives, agents, investors, procedures, investments, products, policies, or services. However, nothing in this Article IV, Section C(ii) shall prohibit: (1) Executive from testifying truthfully in response to a subpoena or participating in any governmental proceeding; or (2) Executive from raising internal concerns or by statements Executive makes in good faith in connection with performing Executive’s duties and obligations to the Company. 10. Governing Law: Jurisdiction and Venue. This Agreement, for all purposes, shall be construed in accordance with the laws of the State of Florida without regard to conflicts of law principles. Any action or proceeding by either of the parties to enforce this Agreement shall be brought only in a state or federal court located in the State of Florida, county of Hillsborough. The parties hereby irrevocably submit to the exclusive jurisdiction of such courts and waive the defense of inconvenient forum to the maintenance of any such action or proceeding in such venue. 11. Entire Agreement. Unless specifically provided herein, this Agreement contains all of the understandings and representations between the Executive and the Company pertaining to the subject matter hereof and supersedes all prior and contemporaneous understandings, agreements, representations DocuSign Envelope ID: 13ED107D-0DAE-4EAE-AA48-4ED1B95D29A5

and warranties, both written and oral, with respect to such subject matter. The parties mutually agree that the Agreement can be specifically enforced in court and can be cited as evidence in legal proceedings alleging breach of the Agreement. 12. Modification and Waiver. No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing and signed by the Executive and by the Company. No waiver by either of the parties of any breach by the other party hereto of any condition or provision of this Agreement to be performed by the other party hereto shall be deemed a waiver of any similar or dissimilar provision or condition at the same or any prior or subsequent time, nor shall the failure of or delay by either of the parties in exercising any right, power or privilege hereunder operate as a waiver thereof to preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. 13. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be enforceable only if modified, or if any portion of this Agreement shall be held as unenforceable and thus stricken, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties with any such modification to become a part hereof and treated as though originally set forth in this Agreement. The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had not been set forth herein. 14. Captions. Captions and headings of the sections and paragraphs of this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the caption or heading of any section or paragraph. 15. Counterparts. This Agreement may be executed in separate counterparts and my electronic signature or submission, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. 16. Notice. Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, or by overnight carrier to the parties at the addresses set forth below their respective signatures hereto. 17. Survival. Upon the expiration or other termination of this Agreement, the respective rights and obligations of the parties hereto shall survive such expiration or other termination to the extent necessary to carry out the intentions of the parties under this Agreement. DocuSign Envelope ID: 13ED107D-0DAE-4EAE-AA48-4ED1B95D29A5

[Signature Page to Immediately Follow] DocuSign Envelope ID: 13ED107D-0DAE-4EAE-AA48-4ED1B95D29A5

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. EXECUTIVE: COMPANY: CAROLINA “NINA” MARTINEZ BETTER CHOICE COMPANY INC., a Delaware corporation By: Print Name: Print Title: Address: Address: DocuSign Envelope ID: 13ED107D-0DAE-4EAE-AA48-4ED1B95D29A5 2023 W. Platt St., Tampa, FL 33606 Tampa, Fl CEO Lionel Conacher